UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 7, 2004


                       ELECTRO SCIENTIFIC INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

          OREGON                      0-12853               93-0370304
(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)         Identification No.)


13900 NW Science Park Drive, Portland, Oregon                 97229
 (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (503) 641-4141



                                    No Change
          (Former name or former address, if changed since last report)

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Item 5.  Other Events

     On January 7, 2004, Electro Scientific Industries, Inc. (the "Company") announced that Nick Konidaris was appointed President and Chief Executive Officer of the Company. The Company's press release announcing this event is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits.
                  ---------

                  99.1     Press release dated January 7, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  January 7, 2004.


                                  Electro Scientific Industries, Inc.



                                By /s/ J. MICHAEL DODSON
                                   ---------------------------------------------
                                       J. Michael Dodson
                                       Senior Vice President of Administration,
                                       Chief Financial Officer and Secretary

                                  EXHIBIT INDEX


Exhibit           Description
-------           -----------

 99.1             Press release dated January 7, 2004.